This is filed pursuant to Rule 497(e).


Securities Act File No. 333-106971
Investment Company Act File No. 811-21399





THE AEGIS FUNDS

AEGIS HIGH YIELD FUND

STATEMENT OF ADDITIONAL INFORMATION

APRIL 28, 2006

(as amended November 21, 2006)






This Statement of Additional Information (SAI) supplements the current Prospectus of Aegis High Yield Fund (the Fund) dated
April 28, 2006 (as amended August 2, 2006 and August 14, 2006).
This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus. Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.
The audited financial statements included in the Fund s Annual Report to Shareholders for the fiscal year ended December 31, 2005 are incorporated herein by reference. A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (800) 528-3780. Please retain this document for future reference.








Table of Contents

                                                                  Page

Description of the Fund and Its Investments and Risks               1
Management of the Fund                                              7
Proxy Voting Policy                                                10
Principal Holders of Shares                                        11
Investment Advisory Services                                       11
Distributor                                                        13
Fund Administrator and Transfer Agent                              13
Custodian                                                          13
Independent Registered Public Accounting Firm                      13
Brokerage Allocation                                               13
Organization and Capitalization                                    14
Purchase, Redemption and Pricing of Shares                         15
Tax Status                                                         15
Financial Statements                                               17
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS                      19





Description of the Fund and Its Investments and Risks

The Aegis Funds (the Trust) is registered with the U.S. Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended (1940 Act), as an open-end management investment company. A board of four Trustees is responsible for overseeing the Trust s affairs. The Trust currently offers one investment series, Aegis High Yield Fund (the Fund). The Fund is a diversified fund. Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a no-load mutual fund.

Fund Investment Policies
The following investment policies and limitations supplement those set forth in the Fund s Prospectus. As stated in the Prospectus, the Fund s investment goal is to seek maximum total return with an emphasis on high current income. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund s acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund s investment policies and limitations. It should be noted that Item 3 below regarding borrowing, and the limitation on ownership of restricted/illiquid securities discussed further below, will be applied at all times and not just at the initial time of the transaction.


Fundamental Investment Policies
       The Fund s fundamental investment policies cannot be changed without the approval of a majority of the outstanding voting securities
(as defined in the 1940 Act) of the Fund. Except for the fundamental investment policies set forth below, the Fund s investment goal, policies and limitations described in this SAI are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified sixty days prior to a material change in an operating policy affecting the Fund.
	The Fund may not, as a matter of fundamental policy:
1) With respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U. S. government or its agencies.
2) Invest 25% or more of its total assets in securities or issuers in any one industry. This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
3) Borrow money, except that the Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Fund s total assets, and
(iii) borrow money in an additional amount up to 5% of the value of the Fund s assets on a secured or unsecured basis from banks for temporary or emergency purposes.
4) Loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements. However, the Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times).
5)   Issue senior securities, as defined in the 1940 Act.
6) Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.
7) Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interests therein.
8) Purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to Item 8 above, while the Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the 1940 Act, the investment adviser has no present intention to utilize investments of this type for the Fund.

Temporary Defensive Position
For temporary defensive purposes, the Fund may hold 100% of its total assets in cash reserves during times of unusual market volatility or a persistently declining market. At these times, the Fund will hold cash, money market funds, repurchase agreements on government securities, short-term government securities, government agency securities, or commercial paper with maturities generally less than sixty days. Such a temporary defensive position will mean that the Fund s portfolio will have a shorter weighted average maturity than normal (i.e. in the three-to-eight year range) and that typically yields on these short-term securities will be lower than the yields on the debt securities in which the Fund normally invests. A temporary defensive position may, therefore, be inconsistent with the Fund s investment goal.

Portfolio Turnover
The Fund makes long-term investments and does not engage in any short-term trading strategies. The Fund calculates its portfolio turnover rate by dividing the lesser of portfolio purchases or portfolio sales, excluding short-term securities, by the average month-end value of portfolio securities owned by the Fund during the fiscal year. The Fund s portfolio generally consists of intermediate-term high-yield bonds having a weighted average maturity in the three-to-eight year range.

While the Fund s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund s average portfolio turnover will not exceed 50% annually. It is the intention of the Fund to hold its securities as long as they remain undervalued and to benefit from the lower transaction costs available to long-term holders of fixed income securities. However, when circumstances warrant, securities will be sold without regard to their holding period.

Disclosure of Portfolio Holdings
To prevent the misuse of nonpublic information about the Fund s portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund s specific portfolio holdings.

Disclosure of nonpublic information about the Fund s specific portfolio holdings may be made only when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund s service providers to facilitate the performance of their duties to the Fund. Nonpublic information about the Fund s portfolio holdings is made available to the Fund s Advisor, brokers, custodian, printer, accountants, transfer agent and counsel and, as applicable, each of their respective affiliates and advisers. These service providers have either an explicit duty to keep the information confidential pursuant to a confidentiality agreement, or an implied duty to keep the information confidential pursuant to instructions from the Fund to keep the information confidential. In order for the Fund to disclose nonpublic information about specific portfolio holdings, in addition to a legitimate business purpose, the Fund must also have a reasonable belief that the recipient(s) will refrain from trading on the basis of material non-public information that may be included in these disclosures.

The Fund cannot guarantee that third parties will honor instructions or conform to explicit duties to keep non-public portfolio holdings information confidential. It is possible that a third party may not honor its confidentiality obligation, in which case the Fund may lose an investment advantage it might have otherwise had, had the third party honored its confidentiality agreement or honored the Fund s instructions.

In addition, the Fund s executive officers, or their designee(s), may authorize disclosure of the Fund s portfolio holdings to other persons after considering: the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any conflicts of interest between the Fund s shareholders and the interests of the Advisor and any of its affiliates. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer determines that such disclosure is not impermissible under applicable law or regulation. If an executive officer has authorized the disclosure of the Fund s non-public portfolio holdings, the officer will promptly report such authorizations to the Fund s Chief Compliance Officer. The Chief Compliance Officer will report such authorizations to the Board. If the Board determines that the authorization was inconsistent with the Fund s policy, the Chief Compliance Officer will take appropriate actions to cease the disclosure.

The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund s portfolio holdings and prohibits any person from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. The Fund and the Advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter. These reports are available to the public on the Fund s website or by calling the Fund s toll-free telephone number.



Investment Policies, Principal Investment Strategies and Risk Factors

Principal Investment Strategies

Lower-Rated Debt Securities
Under normal circumstances, the Fund invests at least 80% of its assets in high yield fixed income securities. The Fund invests in a diversified portfolio of lower-quality, high-risk U.S. and foreign corporate bonds, commonly referred to as high-yield bonds (or junk bonds) that are rated below investment grade by Moodys Investor Service, Inc. (Moodys),
Standard & Poors Corporation (S&P), or Fitch Ratings (Fitch) (which may include bonds having default credit ratings), or that are unrated but are considered by the Fund s investment advisor, Aegis Financial Corporation (the Advisor), to be of comparable quality.
     High-yield bonds have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For purposes of the Fund s 80% investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. See Appendix A for further information on credit ratings. The Fund may also invest up to 20% of its assets in other types of investments that are in addition to its investments in lower-rated debt securities. Due to the nature and amount of the Fund s assets that may be committed to such other investments, the Fund does not designate any investment strategies as non-principal strategies.

Risk Factors
The following special considerations are additional risk factors associated with the Fund s investments in lower-rated debt securities:

1)   Youth and Growth of the Lower-Rated Debt Securities Market
The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund s portfolio, the Fund s net asset value and the ability of the bonds issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in the Fund is more risky than investment in shares of a fund that invests only in higher-rated debt securities.

2)   Sensitivity to Interest Rate and Economic Changes
Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of Fund shareholders.

3)   Liquidity and Valuation
Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market. Non-rated securities are usually not as attractive to as many buyers as rated securities, a factor that may make non-rated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities owned by the Fund will affect its net asset value per share. If market quotations are not readily available for the Fund s lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.


Foreign Securities
The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund s share price and investment performance.
The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile. Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.


Defaulted or Bankrupt Securities
The Fund may invest in securities that are in, have been in or about to enter default or bankruptcy or are otherwise experiencing severe financial or operational difficulties. Investment by the Fund in defaulted securities poses the risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund s net asset value.
     Although defaulted or bankrupt securities may already be trading at substantial discounts to prior market values, there is significant risk that the financial, legal or other status of the issuer may deteriorate even further. Access to financing is more difficult for distressed issuers, and relationships with customers and vendors often get worse as the issuer s financial posture weakens. Financial restructurings are subject to numerous factors beyond the control or anticipation of any of the parties involved, and the eventual timing and form of restructuring may be far different than anticipated by the Advisor.
     Furthermore, publicly available information concerning defaulted or bankrupt securities is often less extensive and less reliable in comparison to other securities. Consequently, the market for these assets is often inefficient in comparison to securities traded on major securities exchanges and short-term volatility can be extreme.

Borrowing and Leveraging
The Fund may borrow up to 33-1/3% of its assets in order to meet redemption requests or to make investments (a practice known as leveraging). Borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund will be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer, as collateral, its portfolio securities. The Fund may also borrow money in an additional amount up to 5% of the value of its assets at the time of such borrowings for temporary or emergency purposes.
     The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased, which will reduce net income.

Lending of Portfolio Securities
To enhance the return on its portfolio, the Fund may lend portfolio securities to the extent permitted by the Investment Company Act of 1940 or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the Investment Company Act of 1940. Such loans of assets to securities firms and financial institutions are secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor has determined are qualified under the creditworthiness guidelines established by the Board.

Restricted/Illiquid Securities
The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer s securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements, which may include Rule 144A securities. Rule 144A securities are securities that are restricted as to resale among those eligible institutional investors that are referred to in Rule 144A under the Securities Act of 1933 as qualified institutional buyers (or QIBs). The Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund s net assets, and such limitation will apply at all times, not just at the time of initial purchase. Restricted and illiquid securities will be valued in such manner as the Fund s Board of Trustees in good faith deems appropriate to reflect their fair value. The Board of Trustees has delegated to the Adviser the duty for determining the value of the Fund s securities, including any restricted or illiquid securities held by the Fund. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions. Investments in restricted and illiquid securities involve certain risks. Investments in Rule 144A securities could have the effect of increasing the amount of the Fund s assets invested in illiquid securities if QIBs are unwilling to purchase these Rule 144A securities and they must be deemed illiquid. Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so. The market prices of illiquid securities are generally more volatile than those for more liquid securities.

Management of the Fund

Board of Trustees
The operations of the Trust are supervised by its Board of Trustees, who are responsible for representing the interests of the Fund s shareholders. The Trustees duties are established by state and federal law. In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund. Trustees also have a duty to exercise loyalty to the Fund s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Board has four members, two of whom are independent of the Fund s management (Independent Trustees). The two remaining Trustees are also officers and directors of the Advisor and are, therefore, considered to be interested persons as that term is defined in Section 2(a)(19) of the 1940 Act (Interested Trustees). The Board annually elects the officers of the Trust to actively supervise the day-to-day operations of the Trust. The Trustees serve for an indefinite period.

Information about each officer and Trustee of the Trust is provided in the table below:

              Position(s) Held   Number of       Other          Principal
              with Fund and      Portfolios      Directorships  Occupation(s)
Name, Age,    Length of Time     in Fund Complex Held by        During Past
and Address   Served             Overseen by     Trustee        5 Years
                                 Trustee
------------  -----------------  --------------- -------------  -------------
Independent Trustees*

Eskander Matta      Trustee since       2         None    Sr. Vice President
Age: 36              2003                                 of Enterprise
550 California Street                                     Internet Services,
2nd Floor                                                 Wells Fargo & Co.
San Francisco, CA                                         since 2002; Director
94111                                                     of Strategic
                                                          Consulting, Cordiant
                                                          Communications Group
                                                          in 2001.

David A. Giannini** Trustee since       2         None    Institutional equity
Age:  53             2006                                 sales and research
30 Rockefeller Plaza                                      with Scarsdale
Suite 4250                                                Equities since 2006;
New York, NY                                              Institutional equity
10112                                                     sales and research
                                                          with Sanders Morris
                                                          Harris, 1997-2006.


Interested Trustees***

William S. Berno    President and       2         None    President and
Age: 52	        Trustee since                         Managing Director
1100 N. Glebe Road   2003                                 of Aegis Financial
Suite 1040                                                Corp. since 1994.
Arlington, VA
22201

Scott L. Barbee     Treasurer and       2         None    Treasurer and
Age: 35             Trustee since                         Managing Director
1100 N. Glebe Road   2003                                 of Aegis Financial
Suite 1040                                                Corp. since 1997.
Arlington, VA
22201


Officer of the Fund who is not also a Trustee

Skyler S. Showell   Chief Compliance    N/A        N/A    Compliance Officer
Age:  31            Officer since                         of Aegis Financial
1100 N. Glebe Road   2004                                 Corp. since 2003;
Suite 1040                                                Compliance Consultant
Arlington, VA                                             2002-2003; Law
22201                                                     Student, 2001.

_______________________________________________________________________________
* The Independent Trustees are those Trustees that are not considered interested persons of the Fund, as that term is defined in the 1940 Act.
**   Mr. Giannini was elected by the Trustees to serve as a Trustee of the Fund on March 31, 2006.
***   Mr. Berno and Mr. Barbee are each considered to be Interested Trustees because of their affiliation with the Advisor.


Committees of the Board
The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. The Audit Committee oversees the Trust s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust s financial statements and the independent audit thereof. The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors. The members of the Audit Committee include all of the Board s Independent
Trustees: Messrs. Matta (Chairperson) and Giannini. The Audit Committee met once during fiscal year 2005.
     The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board. In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee did not meet during fiscal year 2005.
     The purpose of the Valuation Committee, which is also comprised of all of the Independent Trustees, is to oversee the implementation of the Trust s valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee did not meet during fiscal year 2005.

Share Ownership by Trustees
As of November 15, 2006, the officers and Trustees of the Fund as a group owned 41.4% of the outstanding shares of the Fund. As of December 31, 2005, the Trustees of the Fund owned the following dollar amounts of shares in the Fund and Fund complex:

                                              Aggregate Dollar Range
                                              of Equity Securities in
                      Dollar Range of         All Funds Overseen
                      Equity Securities       by Trustee in Family
Name of Trustee       in the Fund             of Investment Companies
---------------       -----------------       -----------------------

Independent Trustees

Eskander Matta              None                 $10,001-$50,000
David A. Giannini*          None                      None


Interested Trustees

William S. Berno        over $100,000             over $100,000
Scott L. Barbee         over $100,000             over $100,000
_________________________________________________________________________
* Mr. Giannini was elected by the Trustees to serve as a Trustee of the Fund on March 31, 2006.

Compensation
The Trust does not pay any fees or compensation to its officers or Interested Trustees, but the Independent Trustees each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend and $500 for each committee meeting. In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust offers no retirement plan or other benefits to its Trustees.

The following table sets forth information regarding the compensation of the Independent Trustees by the Fund and the Fund complex for the fiscal year ended December 31, 2005:

Independent         Aggregate Compensation     Total Compensation from
Trustee             from the Fund              the Fund and Fund Complex
-------------       ----------------------     -------------------------
Eskander Matta             $4,500                        $9,000
David A. Giannini*           None                          None
_________________________________________________________________________
* Mr. Giannini was elected by the Trustees to serve as a Trustee of the Fund on March 31, 2006.


Code of Ethics
Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust s investment activities. The Board of Trustees and the Advisor have adopted a detailed Code of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1. The Code of Ethics applies to the personal investing activities of Trustees, officers, and certain employees (access persons). Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes. Copies of the Code of Ethics are on file with the SEC and are available to the public.

The Advisor has also adopted a Code of Ethics as required by the Investment Advisors Act of 1940, as amended. The Board of Trustees has reviewed and approved the Advisor s Code of Ethics.

Proxy Voting Policy
In accordance with a proxy voting policy approved by the Fund s Board of Trustees, AFC, the investment advisor to the Fund, votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund s investment advisor, AFC is primarily concerned with maximizing the value of the Fund s investment portfolio. Consequently, AFC has voted and will continue to vote the Fund s proxies based on the principle of maximizing shareholder value. From time to time, AFC may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by AFC s designated Proxy Officer. The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund s investment portfolio. As a general matter, AFC typically votes the Fund s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). AFC generally votes against proposals for compensation plans deemed to be excessive. For all other proposals, AFC foremost considers the economic benefit of the proposal to the Fund s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and AFC s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Lead Portfolio Manager to decide how to vote a proxy. The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of AFC regarding issues that are not clearly covered by the proxy voting policy. Upon being so informed, the principals of AFC will decide upon appropriate policy changes.

Conflicts of Interest
AFC is sensitive to conflicts of interest that may arise in the proxy decision making process. In proxy voting, there are many potential conflicts of interest between management and shareholders. AFC seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients collective best interest. Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis High Yield Fund Voting Record
Information regarding how AFC voted proxies relating to Aegis High Yield Fund s portfolio securities during the most recent 12-month period ending June 30 is available without charge on the Aegis High Yield Fund website at http://www.aegisfunds.com, by calling the Fund at (800) 528-3780, and on the SEC website at http://www.sec.gov.


Principal Holders of Shares

Principal Stockholders
From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, these shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 15, 2006, the following shareholder may be deemed to control the Fund. Control for this purpose is the ownership of 25% or more of the Fund s voting securities. As of November 15, 2006, the following persons were known to the Fund to be beneficial owners of 5% or more of the outstanding shares of the Fund:

Name and Address              Percentage Ownership    Type of Ownership
----------------              --------------------    -----------------
William S. Berno                     37.78%              Beneficial
1100 N. Glebe Road
Suite 1040
Arlington, VA  22201

Natl. Investor Service Corp.(1)      13.14%                Record
55 Water Street, 32nd Floor
New York, NY  10041
__________________________________________________________________________
 (1) National Investor Service Corp. is the clearing subsidiary of TD Ameritrade, a New York Stock Exchange member firm and broker-dealer holding shares in street name for the benefit of its brokerage customers.


Investment Advisory Services

Investment Advisor of the Fund
The Fund is advised by Aegis Financial Corporation (AFC) under an Investment Advisory Agreement initially approved by the Board of Trustees and shareholders on August 15, 2003. AFC is a value-oriented investment advisory firm founded in 1994. AFC manages over $500 million of private client and mutual fund assets.
     Each of the principals of AFC serves as an officer and director of that firm. William Berno serves as President and a board member of AFC, and also holds those same positions with the Fund. Scott Barbee serves as Treasurer and a board member of AFC, and also holds those same positions with the Fund. William Berno and Scott Barbee are the principal stockholders of AFC and are therefore considered to be controlling persons of the Advisor.

Advisory Services
Under the Investment Advisory Agreement, AFC determines the composition of the Fund s portfolio and supervises the investment management of the Fund.
AFC also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. AFC furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and Trustees of the Fund who are affiliated with AFC.
     The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; trustee compensation and expenses; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees
As compensation for its services to the Fund under the Investment Advisory Agreement, AFC is entitled to receive an annual advisory fee of 0.90% of the Fund s average net assets.
     The Fund pays AFC the advisory fee on a monthly basis, computed based on the average net assets for the preceding month. For its most recent fiscal year ended December 31, 2005, the Fund paid AFC total advisory fees of $29,229. For the fiscal year ended December 31, 2004, the Fund paid AFC total advisory fees of $20,008.

Expense Limitation Agreement
As a means of reducing the Fund s operating expense ratio, AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund s expenses for the Fund s current fiscal year in order to limit the Fund s total operating expense to 1.20% of the Fund s average daily net assets. The Fund has agreed to repay AFC for amounts waived or reimbursed by AFC pursuant to the expense limitation agreement provided that such repayment does not cause the Fund s total annual operating expenses to exceed 1.20% and repayment is made within three years after the year in which AFC incurred the expense.
AFC waived fees and/or reimbursed expenses in the amount of $88,092 for the fiscal year ended December 31, 2005 and $57,648 for the fiscal year ended December 31, 2004 in accordance with the expense limitation agreement and is entitled to repayment of those amounts in accordance with the terms and conditions of the agreement. The Fund s Board of Trustees will ratify or approve the amount of any repayment to AFC or any reimbursed expenses made under the expense limitation agreement.
     The Fund s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund s expenses. The credits will not be applied to reduce amounts payable to the Fund by the Advisor under its expense limitation agreement with the Fund.
     On December 31, 2005, AFC voluntarily agreed to limit its fee and/or reimburse other expenses of the Fund through December 31, 2006 to the extent necessary to limit the total operating expenses of the Fund to an annual rate of 1.20% (as a percentage of the average daily net assets of the Fund).

Advisory Agreement Approval
The Investment Advisory Agreement was most recently approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their meeting held March 10, 2006. A discussion of the factors the Trustees considered in reapproving the Investment Advisory Agreement is included in the Semi-Annual Report to Shareholders for the period ended June 30, 2006.

Potential Conflicts of Interest
AFC has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager s management of the Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. AFC has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that AFC will anticipate all potential conflicts of interest.

Compensation of Portfolio Managers
AFC employs portfolio managers to manage its funds and accounts. The lead manager of the Fund, William S. Berno, is paid a salary by AFC, and is eligible for an annual bonus based on the profitability of AFC s fixed income management business. As a shareholder of AFC, Mr. Berno also receives a portion of the overall profits of the firm.
     Employees of AFC may personally own shares of the Fund. As of December 31, 2005, Mr. Berno beneficially owned shares of the Fund worth more than $1 million. Mr. Berno was not a portfolio manager for any other fixed income accounts as of that date.

Distributor
The Fund serves as its own distributor of the Fund s shares. The Fund receives no additional compensation related to its services as distributor.

Fund Administrator and Transfer Agent
UMB Fund Services, Inc. (UMB) serves as the Fund s transfer agent and dividend-paying agent under an agreement dated August 14, 2006. The principal business address of UMBFS is 803 W. Michigan Street, Suite A, Milwaukee, WI 53233. The agreement is effective for successive annual periods, provided it is approved annually by the Fund s Board of Trustees. UMB also provides fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation. Under the agreement, the Fund pays UMBFS a service fee at the annual rate of 0.10% of the Fund s average net assets, subject to a minimum annual fee.

Custodian
The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities. The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Registered Public Accounting Firm
The Trust has engaged the accounting firm of Briggs Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102 to perform an annual audit of the Fund s financial statements.

Brokerage Allocation

Portfolio Transactions
As provided in its Investment Advisory Agreement, AFC is responsible for the Fund s portfolio decisions and the placing of portfolio transactions. Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the net price paid by the Fund usually includes an underwriting concession or dealer spread. The Fund paid total brokerage commissions of $589 in fiscal 2005 and $480 in fiscal 2004.
     When purchasing or selling securities in the secondary market, AFC seeks to obtain best execution at the most favorable prices through reputable broker-dealers and, in the case of agency transactions, at competitive commission rates. While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller or foreign bond issues may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction.
     During 2004 and 2005, AFC used BGB Securities, Inc., AFC s affiliated broker-dealer, for brokerage transactions where, in its judgment, AFC was able to obtain a price and execution at least as favorable as other qualified brokers. BGB Securities, Inc. received $589 of brokerage commissions from the Fund in 2005 and $480 of brokerage commissions from the Fund in fiscal 2004. These commissions represented 100% of the total commissions paid by the Fund in each year, and 100% of the aggregate dollar amount of brokerage transactions effected during fiscal year 2005 and 92.1% of the aggregate dollar amount of brokerage transactions effected during fiscal year 2004.
The percentage of dollar amount of transactions is lower in fiscal year
2004 because a certain portion of trades were conducted with dealers who act as principals and conduct transactions on a net basis (i.e., with a spread rather than a commission). AFC no longer uses BGB Securities, Inc.
to execute trades for the Fund.

Brokerage Selection
Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt, efficient and full execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, AFC may also consider the provision of supplemental research services on specific securities, industries or overall market trends in the selection of brokers to execute portfolio transactions. AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.
     In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm s financial strength and its risk in positioning a block of securities.
Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage costs paid.
No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts and not all of such services may be used by AFC in connection with the Fund.
The Fund s Board of Trustees will review from time to time information on the Fund s portfolio transactions. The Board will also review information concerning the prevailing level of spreads and commissions charged by qualified brokers.


Organization and Capitalization

Organization
The Trust is a Delaware statutory trust organized on July 11, 2003 and commenced operations on January 1, 2004. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has one investment series, the Fund. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Shares of Beneficial Interest
The Trust will issue new shares at its most current net asset value. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights except that expenses allocated to a Class of shares may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.


Purchase, Redemption and Pricing of Shares

Purchase Orders
Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts. There are no sales charges (loads) or distribution fees. The Fund determines its net asset value as described in the Prospectus.
     The Fund reserves the right to reject any specific purchase order in its sole discretion. The Fund also reserves the right to suspend the offering of Fund shares to new investors. Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund s investment policies.

Redemptions
Shares may be redeemed at net asset value, as outlined in the Prospectus. The Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities that the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See the Net Asset Value section of the Prospectus.

Pricing of Shares
The purchase and redemption price of Fund shares is based on the Fund s next determined net asset value per share. See How to Purchase Shares and How to Redeem Shares in the Prospectus.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares
The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund neither encourages nor discourages frequent trading of its shares by Fund investors.


Tax Status

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders. Investors should consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

General
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. To qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets. The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.
     Should the Fund not qualify as a regulated investment company under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders. Payment of income taxes by the Fund would reduce the Fund s net asset value and result in lower returns to the Fund s shareholders.
     The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax. The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.
     The Fund may invest in foreign securities. Some foreign countries withhold income taxes from dividend or interest payments to investors. The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process. It is not anticipated that tax withholdings on foreign income will have a material effect on the Fund s investment performance.

Fund Investments

Market Discount
If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of
(i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the ?accrued market discount.? (Alternatively, the Fund may elect to accrue and include in income each year a portion of the market discount with respect to market discount securities. Unless such an election is made, the deduction for some or all of the interest expense incurred to purchase or carry a market discount security may be deferred.)

Original Issue Discount
Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Shareholders
Distributions of the Fund s investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) are taxable to you as ordinary income.
A portion of the Fund s distributions may be treated as qualified dividend income, taxable to individuals, trusts and estates at a maximum federal tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.
     Distributions of the Fund s net capital gain (the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as long-term capital gain, regardless of how long you have held shares.
     Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
     All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. Distributions declared in October, November or December and paid in January are taxable as if paid on December 31.
     If you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund s shares by the amount of the distribution and the amount of the distribution will be taxable in the manner described above.
     In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.


Financial Statements

The Aegis High Yield Fund completed its latest fiscal year of operation on December 31, 2005. Financial statements audited by Briggs Bunting & Dougherty, LLP, the Fund s independent registered public accounting firm, included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2005 are incorporated herein by reference. To obtain a copy of the Fund s prospectus or Annual Report to Shareholders, please call (800) 528-3780.



















APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

MOODYS INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moodys applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moodys assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction;
(b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

CORPORATE SHORT-TERM DEBT RATINGS
Moodys short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moodys employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection;
broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POORS

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by Standard & Poors. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.
The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poors. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poors believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH IBCA, INC.


LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C:  High default risk.  Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, and D:	 Default.  The ratings of obligations in this category
are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated ?D? have a poor prospect for repaying all obligations.

A + or a - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term rating category, or to categories below CCC.

SHORT-TERM CREDIT RATINGS

A Short-Term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. Public Finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default.  Denotes actual or imminent payment default.

A + may be appended to a F1 rating denote relative status within the category. Indicators are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Expected ratings, denoted by an (EXP) suffix, are preliminary ratings that are usually contingent upon the receipt of final documents conforming to information already received.

Occasionally, two short term Short-Term Note/Demand Ratings may be combined; the first rating reflects the likelihood of full and timely payment of principal and interest as scheduled over the short term, while second rating reflects the likelihood of full payment of purchase price to the bondholder in the event of a put (full repayment demanded).